                                                                     EXHIBIT 4.1



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                                           CUSIP NO. 053605 10 1





     NUMBER                                                 SHARE





                           Avery Communications, Inc.

                            PAR VALUE $.01 PER SHARE





THIS CERTIFIES THAT                     MEWS, INC.







IS THE RECORD HOLDER OF



                **FORTY THREE THOUSAND ONE HUNDRED EIGHTY FOUR**



            -- Shares of AVERY COMMUNICATIONS, INC. Common Stock --



Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the

Registrar.





         Witness the facsimile seal  of the  Corporation and the facsimile signatures of its duly authorized officers



Dated:  10/27/98





                           AVERY COMMUNICATIONS, INC.

                                 CORPORATE SEAL

                                      1997

                                    DELAWARE

                                     *****



/S/ Scot McCormick                                 /S/ Patrick Haynes

----------------------------                       -----------------------------

                   SECRETARY                                            CHAIRMAN
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NOTICE:  Signature  must  be  guaranteed by  a  firm  which  is a  member  of a registered  national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbrevations, when used in the inscription  on the face of this  certificate,  shall be  construed  as though they were written out in full  according to  applicable  laws or regulations:



     TEN COM - as tenants in common                UNIF GIFT MIN ACT - Custodian

     TEN ENT - as tenants by the entirety                 (Cust)     (Minor)

     JT TEN - as joint tenants with right of       under Uniform Gifts to Minors

              survivorship and not as tenants      ACT..........................

              in common                                     (State)



Additional abbreviations may also be used though not in the above list.





       For Value Received, ___________ hereby sells, assigns and transfers unto



PLEASE INSERT SOCIAL SECURITY OR OTHER

     IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



________________________________________________________________________________



________________________________________________________________________________



__________________________________________________________________________Shares

of the  capital  stock  represented  by the  within  certificate,  and do hereby irrevocably constitute and appoint



________________________________________________________________________Attorney

to transfer  the said stock on the books of the within  named  Corporation  with full power of substitution in the premises.



Dated _________________



________________________________________________________________________________

NOTICE:  THE  SIGNATURE  TO THIS ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS

         WRITTEN UPON THE FACE OF THE  CERTIFICATE IN EVERY  PARTICULAR  WITHOUT

         ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER







"The shares  represented by this  certificate have not been registered under the

Securities Act of 1933, as amended (the "Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; (2) opinion of counsel  to the  Company  prior to any  proposed  transfer  to the  effect  that registration  is not  required  under the Act; or (3) a letter  presented to the

Company, prior to any proposed transfer, from the staff of the Securities and

Exchange  Commission to the effect that it will not take any enforcement action if the proposed tranfer is made without registration under the Act"